Note 5 - Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 20-2991357 003 [Member]
Notes to Financial Statements
EBP, Tax Status [Text Block]
(5)	Income Tax Status

In 2016, the IRS published Revenue Procedure 2016-37, which stated that it was ending the remedial amendment cycle program, effective January 1, 2017, and that it would review only new or terminating individually designed plans going forward. Prior to 2017, individually designed retirement plans were generally required to renew IRS determinations of qualified status every five years (referred to as the remedial amendment cycle program). As a result of Revenue Procedures 2016-37, the Plan was not required to obtain a new IRS determination letter upon the expiration of the previously received determination letter dated March 14, 2013, which had stated that the Plan is a qualified plan under Section 401(a) of the IRC and the corresponding trust is exempt from income tax under Section 501(a) of the IRC. Although the Plan has been amended since receiving the determination letter dated March 14, 2013, the Committee believes the Plan is designed, and is currently being operated in compliance with the applicable requirements of the Code and, therefore, believes that the Plan is qualified and the related trust is tax exempt. Management evaluated the Plan’s tax positions and concluded that the Plan had maintained its tax-exempt status and had taken no uncertain tax positions that require adjustment to the financial statements. Therefore, no provision or liability for income taxes has been included in the financial statements as of December 31, 2025 or 2024. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.